                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

                          dated as of December 20, 2005

                                      from

                        the Grantors referred to herein,

                                       to

                               CITICORP USA, INC.,
                             as Administrative Agent

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----
Section 1.    Grant of Security..........................................     2
Section 2.    Security for Obligations...................................     5
Section 3.    Grantors Remain Liable.....................................     5
Section 4.    Delivery and Control of Security Collateral................     6
Section 5.    Maintaining the Account Collateral.........................     8
Section 6.    Investing of Amounts in the Securities Acccounts...........     9
Section 7.    Maintaining Letter-of-Credit Rights and Giving Notice of
              Commercial Tort Claims.....................................     9
Section 8.    Representations and Warranties.............................    10
Section 9.    Further Assurances.........................................    12
Section 10.   Post-Closing Changes; Bailees; Collections on Receivables
              and Related Contracts......................................    13
Section 11.   As to Intellectual Property Collateral.....................    14
Section 12.   Voting Rights; Dividends; Etc..............................    15
Section 13.   As to Letter-of-Credit Rights..............................    16
Section 14.   Additional Shares..........................................    17
Section 15.   Administrative Agent Appointed Attorney-in-Fact............    17
Section 16.   Administrative Agent May Perform...........................    17
Section 17.   The Administrative Agent's Duties..........................    17
Section 18.   Remedies...................................................    18
Section 19.   Indemnity and Expenses.....................................    22
Section 20.   Subordination of Liens.....................................    23
Section 21.   Amendments; Waivers; Additional Grantors; Etc..............    23
Section 22.   Notices, Etc...............................................    24
Section 23.   Continuing Security Interest; Assignments under the Credit
              Agreement..................................................    24
Section 24.   Release; Termination.......................................    25

Section 25.   Terms Generally; References and Titles.....................    25
Section 26.   Execution in Counterparts..................................    26
Section 27.   Governing Law..............................................    26

Schedules

Schedule I     -   Location, Type of Organization, Jurisdiction of Organization
                   and Organizational Identification Number
Schedule II    -   Pledged Equity and Pledged Debt
Schedule III   -   Changes in Name, Location, Etc.
Schedule IV    -   Intellectual Property
Schedule V     -   Securities Accounts and Deposit Accounts
Schedule VI    -   Letters of Credit

Exhibits

Exhibit A      -   Form of Security Agreement Supplement
Exhibit B      -   Form of Deposit Account Control Agreement
Exhibit C      -   Form of Account Control Agreement (Deposit Account/Securities
                   Account)
Exhibit D      -   Form of Securities Account Control Agreement
Exhibit E      -   Form of Intellectual Property Security Agreement
Exhibit F      -   Form of Intellectual Property Security Agreement Supplement
Exhibit G      -   Form of Consent to Assignment of Letter of Credit Rights

                               SECURITY AGREEMENT

          SECURITY AGREEMENT dated as of December 20, 2005 made by AREP OIL & GAS LLC, a Delaware limited liability company (the "BORROWER"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 21) (the Borrower, the Persons so listed and the Additional Grantors being collectively the "GRANTORS"), to CITIBANK USA, INC., as administrative agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as hereinafter defined)).

                             PRELIMINARY STATEMENTS.

          (1) The Borrower has entered into the Credit Agreement dated as of December 20, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lenders party thereto, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), and Bear, Stearns & Co., Inc., as syndication agent.

          (2) As contemplated in the Credit Agreement, the Grantors owe, and may hereafter owe, Lender Hedging Obligations to some or all of the Lender Parties and their Affiliates. The Lender Hedging Contracts under which such Lender Hedging Obligations are owed are herein called the "LENDER HEDGING CONTRACTS". The Lender Parties, together with all such Affiliates to which Lender Hedging Obligations are at any time owing, are herein called the "SECURED PARTIES".

          (3) The Grantors are entering into this Agreement in order to grant to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

          (4) Each Grantor is the owner of the shares of stock or other Equity (the "INITIAL PLEDGED EQUITY") set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and of the indebtedness (the "INITIAL PLEDGED DEBT") set forth opposite such Grantor's name on and as otherwise described in Part II of
Schedule II hereto and issued by the obligors named therein.

          (5) The Grantors have security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED FINANCIAL ASSETS") credited from time to time to the Grantors' securities accounts (the "SECURITIES ACCOUNTS"), in their respective names and subject to this Agreement, described in Schedule V hereto.

          (6) The Grantors have opened deposit accounts (the "DEPOSIT ACCOUNTS") with banks, in their respective names and subject to this Agreement, as described in Schedule V hereto.

          (7) It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Secured Parties under the Credit Agreement and the entry into Lender Hedging Contracts by the Lenders from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          (8) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the Lender Hedging Contracts.

          (9) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. "FEDERAL BOOK ENTRY REGULATIONS" means
(a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make Loans and issue Letters of Credit under the Credit Agreement and to induce the Secured Parties to enter into Lender Hedging Contracts from time to time, each Grantor agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

          Section 1. Grant of Security. Each Grantor grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

          (a) all equipment in all of its forms, including all machinery, tools, motor vehicles, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including software that is embedded in and is part of the equipment (any and all such property being the "Equipment");

          (b) all inventory in all of its forms, including:

               (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof,

               (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee) and

               (iii) goods that are returned to or repossessed or stopped in transit by such Grantor),

     and all accessions thereto and products thereof and documents therefor, and all software related thereto, including software that is embedded in and is part of the inventory (any and all such property being the "INVENTORY");

          (c) all chattel paper (including tangible chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including payment intangibles and rights as administrative agent or other agent under any loan agreements relating to Pledged Debt (as defined below)) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause
     (d), (e) or (f) below, being the "RECEIVABLES", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "RELATED CONTRACTS");

          (d) the following (the "SECURITY COLLATERAL"):

               (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

               (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

               (iii) all additional shares of stock and other Equity from time to time acquired by such Grantor in any manner (such shares and other Equity, together with the Initial Pledged Equity, being the "PLEDGED EQUITY"), and the certificates, if any, representing such additional shares or other Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

               (iv) all additional Indebtedness from time to time owed to such Grantor (such Indebtedness, together with the Initial Pledged Debt, being the "PLEDGED

          DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (v) the Securities Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Accounts, all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Security Entitlements or the Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto; and

     all other investment property (including all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

          (e) the following (collectively, the "ACCOUNT COLLATERAL"):

               (i) the Deposit Accounts and all funds from time to time credited thereto, all interest, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds, and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts;

               (ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor, including those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (iii) all interest, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then-existing Account Collateral;

          (f) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

               (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto;

               (ii) all trademarks and service marks, together, in each case, with the goodwill symbolized thereby;

               (iii) all copyrights, whether registered or unregistered;

               (iv) all computer software, programs and databases;

          (g) all books and records (including customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

          (h) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including all commercial tort claims and (C) cash, but in each case excluding from the foregoing any property for which the grant of a security interest pursuant to this Section 1 would violate any Law or require the consent of a third party.

          Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of any Credit Party that are now or hereafter existing under the Loan Documents and all Lender Hedging Obligations of any Credit Party that are now or hereafter existing, in each case whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations and Lender Hedging Obligations being the "SECURED OBLIGATIONS").

          Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

          (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

          (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

          (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, any other Loan Document or any Lender Hedging Contract, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 12(a). In addition, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either:

          (i) to register the Administrative Agent as the registered owner of such security or

          (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Administrative Agent.

With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Administrative Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder. Each Grantor that is the issuer of any Security Collateral or Pledged Equity belonging to another Grantor acknowledges the security interest granted hereunder in such Security Collateral and will take the actions described above in this subsection (b).

          (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Administrative Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either:

          (i) to identify in its records the Administrative Agent as the entitlement holder of such security entitlement against such securities intermediary or

          (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto (in the case of a combined Deposit Account and Securities Account) or Exhibit D hereto (in any other case) or otherwise in form and substance satisfactory to the Administrative Agent (such agreements together being the "SECURITIES ACCOUNT CONTROL AGREEMENTS").

          (d) No Grantor will add any securities intermediary that maintains a Securities Account for such Grantor or open any new securities account with any then-existing securities intermediary unless:

          (i) the Administrative Agent shall have received at least 10 days' prior written notice of such securities intermediary or such new securities account, and

          (ii) the Administrative Agent shall have received, in the case of a securities intermediary that is not the Administrative Agent, a Securities Account Control Agreement authenticated by such new securities intermediary and such Grantor, or a supplement to an existing Securities Account Control Agreement with such then-existing securities intermediary, covering such new securities account (and, upon the receipt by the Administrative Agent of such Securities Account Control Agreement or supplement, Schedule V hereto shall be automatically amended to include such Securities Account).

No Grantor shall terminate any securities intermediary or terminate any Securities Account, except that a Grantor may terminate a Securities Account, and terminate a securities intermediary with respect to such Securities Account if it gives the Administrative Agent at least 10 days' prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such securities intermediary and Securities Account).

          (e) Upon any termination by a Grantor of any Securities Account or any securities intermediary with respect thereto, such Grantor will immediately:

          (i) transfer all property held in such terminated Securities Account to another Securities Account, and

          (ii) notify all Obligors that were making payments to such Securities Account to make all future payments to another Securities Account, in each case so that the Administrative Agent shall have a continuously perfected security interest in such Account Collateral, funds and property.

          (f) So long as no Event of Default shall have occurred and be continuing, each Grantor shall have sole right to direct the disposition of funds with respect to each of its Securities Accounts.

          (g) The Administrative Agent may transfer, direct the transfer of, or sell property credited to any Securities Account to satisfy the Grantor's obligations under the Loan Documents and Lender Hedging Contracts if an Event of Default shall have occurred and be continuing.

          (h) Upon the request of the Administrative Agent upon the occurrence and during the continuance of an Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

          Section 5. Maintaining the Account Collateral. So long as any Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Lender Hedging Contract shall be in effect or any Secured Party shall have any Commitment:

          (a) Each Grantor will maintain all Account Collateral only with the Administrative Agent or with banks (the "PLEDGED ACCOUNT BANKS") that have agreed, in a record authenticated by the Grantor, the Administrative Agent and the Pledged Account Banks, to:

          (i) comply with instructions originated by the Administrative Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and

          (ii) waive or subordinate in favor of the Administrative Agent all claims of the Pledged Account Banks (including claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit C hereto (in the case of a combined Deposit Account and Securities Account) or of Exhibit B hereto (in any other case), or shall otherwise be in form and substance reasonably satisfactory to, and as negotiated in good faith by, the Administrative Agent (such agreements together being the "ACCOUNT CONTROL AGREEMENTS"), provided that each Grantor shall have up to 30 days following the date hereof to provide any such Account Control Agreement.

          (b) Each Grantor will promptly instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "OBLIGOR") to make such payment to a Deposit Account.

          (c) Except for any deposit account holding LC Collateral, no Grantor will add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless:

          (i) the Administrative Agent shall have received at least 10 days' prior written notice of such additional bank or such new deposit account, and

          (ii) the Administrative Agent shall have received, in the case of a bank or Pledged Account Bank that is not the Administrative Agent, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Administrative Agent of such Account Control Agreement or supplement, Schedule V hereto shall be automatically amended to include such Deposit Account).

No Grantor shall terminate any bank as a Pledged Account Bank or terminate any Account Collateral, except that a Grantor may terminate a Deposit Account, and terminate a bank as a Pledged Account Bank with respect to such Deposit Account if it gives the Administrative Agent at least 10 days' prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such Pledged Account Bank and Deposit Account).

          (d) Upon any termination by a Grantor of any Deposit Account or any Pledged Account Bank with respect thereto, such Grantor will immediately:

          (i) transfer all funds held in such terminated Deposit Account to another Deposit Account, and

          (ii) notify all Obligors that were making payments to such Deposit Account to make all future payments to another Deposit Account, in each case so that the Administrative Agent shall have a continuously perfected security interest in such Account Collateral, funds and property.

          (e) So long as no Event of Default shall have occurred and be continuing, each Grantor shall have sole right to direct the disposition of funds with respect to each of its Deposit Accounts.

          (f) The Administrative Agent may, at any time and without notice to, or consent from, a Grantor transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's obligations under the Loan Documents and Lender Hedging Contracts if an Event of Default shall have occurred and be continuing.

          (g) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall be authorized to send to each Pledged Account Bank a Notice of Exclusive Control as defined in and under any Account Control Agreement.

          Section 6. Investing of Amounts in the Securities Acccounts(a) . So long as no Event of Default has occurred and is continuing, the Grantors may, subject to Sections 5, and 18, from time to time, make investments credited to Securities Accounts to the extent allowed under Section 7.7 of the Credit Agreement.

          Section 7. Maintaining Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Lender Hedging Contract shall be in effect or any Secured Party shall have any Commitment:

          (a) Each Grantor will maintain all letter-of-credit rights assigned to the Administrative Agent, including all letter-of-credit rights associated with the letters of credit described in Schedule VI so that the Administrative Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

          (b) Each Grantor will promptly give notice to the Administrative Agent of any commercial tort claim that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

          Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

          (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I (as amended as provided in Section 10(a)). Such Grantor has only the trade names and marks listed on
     Schedule IV. Such Grantor is located (within the meaning of Section 9-307 of the UCC), is the type of organization and is organized in the state or jurisdiction set forth in Schedule I (as amended as provided in Section 10(a)). The information set forth in Schedule I(as amended as provided in
     Section 10(a)) with respect to such Grantor is true and accurate in all respects. Such Grantor has not, within the prior five years, changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I (as amended as provided in Section 10(a)) except as disclosed in Schedule V.

          (b) All Security Collateral consisting of certificated securities and instruments have been delivered to the Administrative Agent. None of the Receivables is evidenced by a promissory note or other instrument that has not been delivered to the Administrative Agent.

          (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or as permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement.

          (d) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused the issuer thereof either:

               (i) to register the Administrative Agent as the registered owner of such security or

               (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor.

     If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Administrative Agent) and is not in default.

          (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity of the issuers thereof indicated on Schedule II. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II.

          (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule II.

          (g) Except for any deposit account in which LC Collateral may be held, such Grantor has no deposit account, other than the Account Collateral listed on Schedule V, as amended from time to time pursuant to Section 5(c), and legal, binding and enforceable Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the Administrative Agent). Such Grantor has instructed all existing Obligors to make all payments to either a Deposit Account.

          (h) Such Grantor is not a beneficiary or assignee under any letter of credit, other than any letter of credit described in Schedule VI, as amended from time to time, and legal, binding and enforceable Consents to Assignment of Letter of Credit Rights, in the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit G, are in effect for each letter of credit that constitutes Collateral. Such Grantor has instructed all issuers and nominated persons under letters of credit in which the Grantor is the beneficiary or assignee to make all payments to either a Deposit Account.

          (i) All filings and other actions (including (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B) actions necessary to perfect the Administrative Agent's security interest with respect to Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor (subject to Permitted Liens), securing the payment of the Secured Obligations.

          (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for:

               (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor,

               (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 11 with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or

               (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (k) The Grantor has no commercial tort claims (as defined in Section 9-102(13) of the UCC), except for commercial tort claims with respect to which it has taken the actions required by Section 7(b).

          Section 9. Further Assurances. (a) From time to time, at the expense of such Grantor, each Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor:

          (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, and, at the reasonable request of the Administrative Agent, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

          (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder;

          (iv) deliver and pledge to the Administrative Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank;

          (v) take all action necessary to ensure that the Administrative Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC;

          (vi) at the reasonable request of the Administrative Agent, take all action to ensure that the Administrative Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership;

          (vii) at the reasonable request of the Administrative Agent, cause the Administrative Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and

          (viii) deliver to the Administrative Agent evidence that all other action that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

          (b) Each Grantor authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

          (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          Section 10. Post-Closing Changes; Bailees; Collections on Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 8(a) without first giving at least 30 days' prior written notice to the Administrative Agent and taking all action required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Administrative Agent 30 days' prior written notice thereof and taking all action required by the Administrative Agent to ensure that the perfection and first priority nature of the Administrative Agent's security interest in the Collateral will be maintained. . Schedule I to this Agreement may be supplemented from time to time by the Grantors, or by Additional Grantors at the time of the change or addition of any Additional Grantor, by prior written notice (as provided herein or as provided in the Credit Agreement) to the Administrative Agent and from the date of such notice such Schedule shall be deemed automatically amended to reflect the information set forth in such notice.

          (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, or if the Administrative Agent so requests such Grantor will:

          (i) notify such warehouseman, bailee or agent of the security interest created hereunder,

          (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent's account subject only to the Administrative Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Administrative Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing),

          (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Administrative Agent's benefit and shall act solely on the instructions of the Administrative Agent without the further consent of the Grantor or any other Person, and

          (iv) make such authenticated record available to the Administrative Agent.

          (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent's direction, will take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Receivables and Related Contracts; provided that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the assignment of such Receivables and Related Contracts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including those set forth set forth in
Section 9-607 of the UCC.

          Section 11. As to Intellectual Property Collateral(a) . (a) With respect to its Intellectual Property Collateral, each Grantor will execute or otherwise authenticate an Intellectual Property Security Agreement, in substantially the form set forth in Exhibit E hereto or otherwise in form and substance satisfactory to the Administrative Agent, for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (b) Should any Grantor obtain an ownership interest in any item of the type set forth in Section 1(f) that is not on the date hereof a part of the Intellectual Property Collateral:

          (i) this Agreement shall automatically apply thereto, and

          (ii) any such item and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to this Agreement.

Each Grantor shall give prompt written notice to the Administrative Agent identifying such items, and such Grantor shall execute and deliver to the Administrative Agent with such written notice, or otherwise authenticate, an Intellectual Property Security Agreement Supplement substantially in the form of Exhibit F hereto or otherwise in form and substance satisfactory to the Administrative Agent covering such items, which supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such items.

          Section 12. Voting Rights; Dividends; Etc. (a) Except as set forth in subsection (b):

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

     Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents.

          (ii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of
Default:

          (i) All rights of each Grantor:

               (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and

               (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease,

     and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

          (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Administrative Agent shall be authorized to send to each Securities Intermediary as defined in and under any Security Control Agreement a Notice of Exclusive Control as defined in and under such Security Account Control Agreement.

          Section 13. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Administrative Agent, intends to (and does) assign to the Administrative Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit G or otherwise in form and substance satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent.

          (b) Upon the occurrence of an Event of Default, each Grantor will, promptly upon request by the Administrative Agent:

          (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent or its designee, and

          (ii) arrange for the Administrative Agent to become the transferee beneficiary of letter of credit.

          Section 14. Additional Shares. Each Grantor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any additional Equity or other securities of each issuer of the Pledged Equity.

          Section 15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time , upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent's discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 6.8(a) of the Credit Agreement

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

          Section 16. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 19.

          Section 17. The Administrative Agent's Duties. (a) The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents for the Administrative Agent hereunder with respect to all or any part of the Collateral. If the Administrative Agent so appoints any such subagent with respect to any Collateral:

          (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor,

          (ii) such subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and

          (iii) the term "Administrative Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such subagent;

provided that no such subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

          Section 18. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

               (i) require each Grantor to, and each Grantor will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties;

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable;

               (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and

               (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including:

                    (A) any and all rights of such Grantor to demand or
               otherwise require payment of any amount under, or performance of any provision of, the Receivables, the Related Contracts and the other Collateral,

                    (B) withdraw, or cause or direct the withdrawal, of all
               funds with respect to the Account Collateral and

                    (C) exercise all other rights and remedies with respect to the Receivables, the Related Contracts and the other Collateral, including those set forth in Section 9-607 of the UCC.

     To the extent that notice of sale shall be required by law, at least 10 days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 19) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

               (i) first, paid to the Administrative Agent for any amounts then owing to the Administrative Agent pursuant to the Credit Agreement or otherwise under the Loan Documents; and

               (ii) second, ratably:

                    (A) paid to the Secured Parties for any amounts then owing to them, in their capacities as such, under the Loan Documents and Lender Hedging Contracts ratably in accordance with such respective amounts then owing to such Secured Parties; provided that, for purposes of this Section 18, the amount owing to any Lender pursuant to any Lender Hedging Contract to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the Agreement Value therefor and

                    (B) deposited as LC Collateral as provided in the Credit
               Agreement up to an amount equal to 100% of the aggregate Available Amount of all outstanding Letters of Credit; provided that:

                         (I) if any such Letter of Credit is drawn, the
                    Administrative Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Collateral Account in respect of such Letter of Credit, and

                         (II) to the extent that any such Letter of Credit shall
                    expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Collateral Account shall exceed 100% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 18(b).

     Any surplus of such cash or cash proceeds held by or on the behalf of the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     "AGREEMENT VALUE" means, for each Lender Hedging Contract with any Grantor, on any date of determination, an amount determined by the Secured Party party thereto equal to:

               (1) if such Lender Hedging Contract is documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc., the amount, if any, that would be payable by such Grantor to such Secured Party pursuant to such Lender Hedging Contract, as if (x) such Lender Hedging Contract was being terminated early on such date of determination, (y) such Grantor was the sole "affected party", and (z) the Secured Party was the sole party determining such payment (as provided in such Master Agreement);

               (2) in the case of any Lender Hedging Contract traded on an exchange, the mark-to-market value of such Lender Hedging Contract, which will be the unrealized loss thereon to such Grantor, determined by such Secured Party based on the settlement price of such Lender Hedging Contract on such date of determination; and

               (3) in all other cases, the mark-to-market value of such Lender Hedging Contract, which will be the unrealized loss thereon to such Grantor, determined by such Secured Party as the amount, if any, by which (x) the present value of the future cash flows to be paid by such Grantor thereunder exceeds (y) the present value of the future cash flows to be paid by such Grantor thereunder.

          (c) All payments received by any Grantor under or in connection with in respect of the Collateral shall be received in trust for the benefit of the Administrative

     Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

          (d) the Administrative Agent may, without notice to any Grantor, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          (f) The Grantors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Security Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agree that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Any offer to sell such securities that has been:

               (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under such Securities Act), or

               (ii) made privately in the manner described above to not less than 15 bona-fide offerees,

     shall be deemed to involve a "public disposition" for the purposes of
     Section 9.610(c) of the UCC (or any successor or similar, applicable statutory provision), notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Administrative Agent or any other Secured Party may, in such event, bid for the purchase of such securities.

          Section 19. Indemnity and Expenses. (a) EACH GRANTOR SHALL INDEMNIFY ADMINISTRATIVE AGENT (AND ANY SUB-AGENT THEREOF), EACH SECURED PARTY AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), AND SHALL INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE FROM ALL FEES AND TIME CHARGES AND DISBURSEMENTS FOR ATTORNEYS WHO MAY BE EMPLOYEES OF ANY INDEMNITEE, INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY ANY GRANTOR ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF:

          (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY LENDER HEDGING CONTRACT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY,

          (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, OR

          (III) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ANY GRANTOR, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO.

THE FOREGOING INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNITEE, PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR IF A GRANTOR HAS OBTAINED A FINAL AND NON-APPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

          (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with:

          (i) the administration of this Agreement,

          (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor,

          (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or

          (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (b) To the fullest extent permitted by applicable law, no Grantor shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, any Lender Hedging Contract or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (a) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, the other Loan Documents, the Lender Hedging Contracts or the transactions contemplated hereby or thereby.

          Section 20. Subordination of Liens. Each Grantor confirms that:

          (a) any and all Liens securing debts, liabilities and other Obligations owed to such Grantor by any other Credit Party ("SUBORDINATED LIENS") shall be subordinate to any and all Liens under the Security Documents securing the Secured Obligations ("SENIOR LIENS") as if the Senior Liens were created, filed, recorded and otherwise perfected prior in time to the creation, filing, recording and other perfection of the Subordinated Liens, and

          (b) by reason of this Agreement, the Administrative Agent, for the benefit of the Secured Parties, has a perfected, first-priority Lien on each Subordinated Lien and the right, to the exclusion of any Grantor, to enforce, exercise remedies, grant waivers, release and take any and all other actions with respect to such Subordinated Lien.

          Section 21. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be entered into in accordance with Section 10.1 of the Credit Agreement. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"):

          (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement, the other Loan Documents and the

     Lender Hedging Contracts to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and

          (ii) the supplemental schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement the respective Schedule hereto, and the Administrative Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

          Section 22. Notices, Etc. All notices and other communications provided for hereunder shall be delivered in the manner provided in the Credit Agreement, in the case of the Borrower or the Administrative Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective when and as provided in the Credit Agreement. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

          Section 23. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall:

          (a) remain in full force and effect until the latest of:

               (i) the payment in full in cash of the Secured Obligations,

               (ii) the irrevocable termination or expiration of all Commitments and

               (iii) the termination or expiration of all Letters of Credit and all Lender Hedging Contracts,

          (b) be binding upon each Grantor, its successors and assigns and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment, the Loans owing to it and the Note or Notes, if any, held by it), to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in the Credit Agreement.

          Section 24. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor or release of any Guaranty by a Grantor, in each case in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided that:

          (i) at the time of such request and such release no Event of Default shall have occurred and be continuing,

          (ii) such Grantor shall have delivered to the Administrative Agent, at least 10 Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request and

          (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Administrative Agent when and as required under the Credit Agreement.

          (b) In the circumstances provided in Section 10.9 of the Credit Agreement, and subject to the limitations described therein, the Administrative Agent will release this Agreement.

          Section 25. Terms Generally; References and Titles. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Unless the context requires otherwise:

          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

          (b) any reference herein to any Person shall be construed to include such Person's successors and assigns;

          (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

          (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement;

          (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and

          (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

References to any document, instrument, or agreement shall include:

          (i) all exhibits, schedules, and other attachments thereto, and

          (ii) shall include all documents, instruments, or agreements issued or executed in replacement thereof.

Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivisions. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive. Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

          Section 26. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 27. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 28. Subordination of Liens. Each Grantor confirms that:

          (a) any and all Liens securing debts, liabilities and other Obligations owed to such Grantor by any other Credit Party ("SUBORDINATED LIENS") shall be subordinate to any and all Liens under the Security Documents securing the Secured Obligations ("SENIOR LIENS") as if the Senior Liens were created, filed, recorded and otherwise perfected prior in time to the creation, filing, recording and other perfection of the Subordinated Liens, and

          (b) by reason of this Agreement, the Administrative Agent, for the benefit of the Secured Parties, has a perfected, first-priority Lien on each Subordinated Lien and the right, to the exclusion of any Grantor, to enforce, exercise remedies, grant waivers, release and take any and all other actions with respect to such Subordinated Lien.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        AREP OIL & GAS LLC


                                        By: /s/ Philip D. Devlin
                                            ------------------------------------
                                             Name: Philip D. Devlin
                                             Title: Vice President and Secretary


Address for Notices:                    ONSHORE GP LLC
ONSHORE GP, LLC
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    Onshore LP LLC
ONSHORE LP, LLC
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    OFFSHORE GP LLC
OFFSHORE GP, LLC
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    OFFSHORE LP LLC
OFFSHORE LP, LLC
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary

Address for Notices:                    NATIONAL ONSHORE LP
NATIONAL ONSHORE LP
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    NATIONAL OFFSHORE LP
NATIONAL OFFSHORE LP
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    MID RIVER LLC
MID RIVER LLC
1400 One Energy Square                  By: AREP Oil & Gas LLC, sole member
4925 Greenville Avenue
Dallas, TX 75206
                                        By: /s/ Philip D. Devlin
                                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    GALVESTON BAY PROCESSING CORPORATION
GALVESTON BAY PROCESSING CORPORATION
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary


Address for Notices:                    GALVESTON BAY PIPELINE COMPANY
GALVESTON BAY PIPELINE COMPANY
1400 One Energy Square
4925 Greenville Avenue                  By: /s/ Philip D. Devlin
Dallas, TX 75206                            ------------------------------------
                                        Name: Philip D. Devlin
                                        Title: Vice President and Secretary

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

CITICORP USA, INC.,
   as the Administrative Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
388 Greenwich Street
New York, NY 10013

                               AREP Oil & Gas LLC

Ladies and Gentlemen:

          Reference is made to (i) the Credit Agreement dated as of December 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AREP Oil & Gas LLC, the Lenders party thereto, Citicorp USA, Inc., as Administrative Agent (together with any successor Administrative Agent appointed pursuant to the Credit Agreement, the "ADMINISTRATIVE AGENT"), and Bear, Stearns & Co., Inc., as syndication agent, and (ii) the Security Agreement dated as of December 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

          SECTION 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of any Credit Party that are now or hereafter existing under or in respect of the Loan Documents and all Lender Hedging Obligations of any Credit Party that are now or hereafter existing, in each case whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules to the respective Schedules to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

          SECTION 4. Representations and Warranties. The undersigned makes as of the date hereof each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        [NAME OF ADDITIONAL GRANTOR]


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

                                        Address for notices:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

          ACCOUNT CONTROL AGREEMENT (this "AGREEMENT") dated as of ________, ____, among____________, a ___________ (the "GRANTOR"), Citibank USA, Inc., as
Administrative Agent (the "ADMINISTRATIVE AGENT"), and _________, a _________ ("____________"), as securities intermediary and depository bank (the "ACCOUNT HOLDER").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in the following accounts maintained by the Account Holder for the Grantor (each, an "ACCOUNT" and collectively, the "ACCOUNTS"):

          [Insert account numbers and other identifying information.]

          (2) Terms defined in Article 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agree with, the Administrative Agent that:

          (a) The Account Holder maintains each Account for the Grantor, and funds held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

          (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is the bank with which each Account that is a deposit account is maintained. The Grantor is the Account Holder's customer with respect to the Accounts.

          (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

          (d) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Administrative Agent. The Account Holder will comply with:

          (a) instructions directing disposition of the funds in any and all of the Accounts,

          (b) notifications that the Account Holder receives directing it to transfer funds in any and all of the Accounts, and

          (c) other directions concerning any and all of the Accounts, including directions to distribute to the Administrative Agent proceeds of any such transfer or interest or any and all of the Accounts

(any such instruction, notification or direction referred to in clause (a), (b) or (c) above being an "ACCOUNT DIRECTION"), in each case of clauses (a), (b) and
(c) above originated by the Administrative Agent without further consent by the Grantor or any other Person.

          SECTION 3. Grantor's Rights in Accounts.

          (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Administrative Agent.

          (b) Until the Account Holder receives a notice from the Administrative Agent that the Administrative Agent will exercise exclusive control over any Account (a "NOTICE OF EXCLUSIVE CONTROL" with respect to such Account), the Account Holder may distribute to the Grantor all interest and funds in such Account.

          (c) The Account Holder will not comply with any Account Direction originated by the Grantor that would require the Account Holder to make a free delivery of any funds or financial asset to the Grantor or any other Person.

          (d) If the Account Holder receives from the Administrative Agent a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Administrative Agent and will cease:

          (i) complying with Account Directions or other directions concerning such Account originated by the Grantor, and

          (ii) distributing to the Grantor interest and dividends on property (including funds and financial assets) in such Account.

          SECTION 4. Priority of Administrative Agent's Security Interest. (a) The Account Holder:

          (i) subordinates to the Security Interest and in favor of the Administrative Agent any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including any funds and financial assets) credited to any Account, and

          (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated,

except that the Account Holder:

          (A) will retain its prior security interest and lien on property credited to any Account,

          (B) may exercise any right in respect of such security interest or lien, and

          (C) may exercise any right of recoupment or setoff against any Account,

in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment:

          (I) for such property,

          (II) for its customary fees and expenses for the routine maintenance and operation of such Account, and

          (III) for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

          (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Administrative Agent and the Grantor.

          (b) When the Account Holder knows of any claim or interest in any Account or any property (including funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Administrative Agent and the Grantor of such claim or interest.

          SECTION 6. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Administrative Agent for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Account Holder will not be liable to the Grantor or the Administrative Agent for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Administrative Agent, even if the Grantor notifies the Account Holder that the Administrative Agent is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Administrative Agent is entitled under the Administrative Agent's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Administrative Agent may terminate this Agreement by notice to the Account Holder and the Grantor. If the Administrative Agent notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Administrative Agent and the Grantor; provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Administrative Agent in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Administrative Agent.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Administrative Agent's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 13. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Administrative Agent and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Administrative Agent and the Account Holder and their respective successors and assigns.

          SECTION 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        CITIBANK USA, INC., as
                                        Administrative Agent


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        [NAME OF ACCOUNT HOLDER]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Address:

-------------------------------------

-------------------------------------

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                        FORM OF ACCOUNT CONTROL AGREEMENT

                      (DEPOSIT ACCOUNT/SECURITIES ACCOUNT)

          ACCOUNT CONTROL AGREEMENT (this "AGREEMENT") dated as of ________, ____, among____________, a ___________ (the "GRANTOR"), Citibank USA, Inc., as
Administrative Agent (the "ADMINISTRATIVE AGENT"), and _________, a _________ ("____________"), as securities intermediary and depository bank (the "ACCOUNT HOLDER").


PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "SECURITY Interest") in the following accounts maintained by the Account Holder for the Grantor (each, an "ACCOUNT" and collectively, the "ACCOUNTS"):

          [Insert account numbers and other identifying information.]

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agree with, the Administrative Agent that:

          (a) The Account Holder maintains each Account for the Grantor, and all property (including all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

          (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is
     (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

          (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

          (d) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Administrative Agent. The Account Holder will comply with:

          (a) all instructions directing disposition of the funds in any and all of the Accounts,

          (b) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and

          (c) all other directions concerning any and all of the Accounts, including directions to distribute to the Administrative Agent proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts

(any such instruction, notification or direction referred to in clause (a), (b) or (c) above being an "ACCOUNT DIRECTION"), in each case of clauses (a), (b) and
(c) above originated by the Administrative Agent without further consent by the Grantor or any other Person.

          SECTION 3. Grantor's Rights in Accounts.

          (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Administrative Agent.

          (b) Until the Account Holder receives a notice from the Administrative Agent that the Administrative Agent will exercise exclusive control over any Account (a "NOTICE OF EXCLUSIVE CONTROL" with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including funds and financial assets) in such Account.

          (c) The Account Holder will not comply with any Account Direction originated by the Grantor that would require the Account Holder to make a free delivery of any funds or financial asset to the Grantor or any other Person.

          (d) If the Account Holder receives from the Administrative Agent a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Administrative Agent and will cease:

          (i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

          (ii) distributing to the Grantor interest and dividends on property (including funds and financial assets) in such Account.

          SECTION 4. Priority of Administrative Agent's Security Interest. (a) The Account Holder:

          (i) subordinates to the Security Interest and in favor of the Administrative Agent any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including any funds and financial assets) credited to any Account, and

          (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated,

except that the Account Holder:

          (A) will retain its prior security interest and lien on property credited to any Account,

          (B) may exercise any right in respect of such security interest or lien, and

          (C) may exercise any right of recoupment or setoff against any Account,

in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment:

          (I) for such property,

          (II) for its customary fees and expenses for the routine maintenance and operation of such Account, and

          (III) for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

          (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Administrative Agent and the Grantor.

          (b) When the Account Holder knows of any claim or interest in any Account or any property (including funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Administrative Agent and the Grantor of such claim or interest.

          SECTION 6. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Administrative Agent for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Account Holder will not be liable to the Grantor or the Administrative Agent for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Administrative Agent, even if the Grantor notifies the Account Holder that the Administrative Agent is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process

          (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Administrative Agent is entitled under the Administrative Agent's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Administrative Agent may terminate this Agreement by notice to the Account Holder and the Grantor. If the Administrative Agent notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Administrative Agent and the Grantor; provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Administrative Agent in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Administrative Agent.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Administrative Agent's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Financial Assets. To the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Administrative Agent and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Administrative Agent and the Account Holder and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        CITIBANK USA, INC., as
                                        Administrative Agent


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        [NAME OF ACCOUNT HOLDER]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

          CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "GRANTOR"), CITIBANK USA, INC., as Administrative Agent (the "ADMINISTRATIVE AGENT"), and _________, a _________ ("____________"), as
securities intermediary (the "SECURITIES INTERMEDIARY").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Administrative Agent a security interest (the "SECURITY INTEREST") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "ACCOUNT").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Administrative Agent that:

          (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

          (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

          (c) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

          (d) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

          SECTION 2. Control by Administrative Agent. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "ENTITLEMENT ORDER") or other directions concerning the Account (including directions to distribute to the Administrative Agent proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Administrative Agent without further consent by the Grantor or any other person.

          SECTION 3. Grantor's Rights in Account.

          (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Administrative Agent.

          (b) Until the Securities Intermediary receives a notice from the Administrative Agent that the Administrative Agent will exercise exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

          (c) The Securities Intermediary will not comply with any Entitlement Order originated by the Grantor that would require the Securities Intermediary to make a free delivery to the Grantor or any other person.

          (d) If the Securities Intermediary receives from the Administrative Agent a Notice of Exclusive Control, the Securities Intermediary will cease:

          (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

          (ii) distributing to the Grantor interest and dividends on property in the Account.

          SECTION 4. Priority of Administrative Agent's Security Interest. (a) The Securities Intermediary subordinates in favor of the Administrative Agent any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

          (b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

          SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Administrative Agent.

          (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly the Administrative Agent and the Grantor of such claim or interest.

          SECTION 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Administrative Agent for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary will not be liable to the Grantor or the Administrative Agent for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Administrative Agent , even if the Grantor notifies the Securities Intermediary that the Administrative Agent is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Administrative Agent is entitled under the Administrative Agent's agreements with the Grantor or Administrative Agent to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

          SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          SECTION 8. Termination; Survival. (a) The Administrative Agent may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Administrative Agent notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Administrative Agent and the Grantor; provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Administrative Agent in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Administrative Agent.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Administrative Agent's express prior written agreement.

          SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          SECTION 12. Financial Assets. To the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

          SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Administrative Agent and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Administrative Agent and the Securities Intermediary and their respective successors and assigns.

          SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        CITIBANK USA, INC., as
                                        Administrative Agent


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                        388 Greenwich Street
                                        New York, NY 10013


                                        [NAME OF SECURITIES
                                        INTERMEDIARY]


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT") dated ________, ____, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of CITIBANK USA, INC. ("Citibank"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, AREP Oil & Gas, LLC, a Delaware limited liability company, has entered into a Credit Agreement dated as of December 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Citibank, as administrative agent, Bear Stearns & Co., Inc., as syndication agent, and the Secured Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Loans and the issuance of Letters of Credit by the Secured Parties under the Credit Agreement and the entry into Lender Hedging Contracts by the Lenders from time to time, each Grantor has executed and delivered that certain Security Agreement dated as of December 20, 2005 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

          WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

               (i) the patents and patent applications set forth in Schedule A hereto;

               (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

               (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

               (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

               (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this Agreement secures the payment of all Obligations of any Credit Party that are now or hereafter existing under or in respect of the Loan Documents and all Lender Hedging Obligations of any Credit Party that are now or hereafter existing, in each case whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Agreement.

          SECTION 4. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address for Notices:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address for Notices:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                EXHIBIT F TO THE
                                                              SECURITY AGREEMENT

           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "SUPPLEMENT") dated ________, ____, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of CITIBANK USA, INC. ("Citibank"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Credit Agreement referred to below).

          WHEREAS, AREP Oil & Gas LLC, a Delaware limited liability company, has entered into the Credit Agreement dated as of December 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with Citibank, as administrative agent, Bear Stearns & Co., Inc., as syndication agent, and the Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered the Security Agreement dated as of December 20, 2005 made by the Grantor and such other Persons to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") and the Intellectual Property Security Agreement dated ________, ______ (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

          WHEREAS, under the Security Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):

               (i) the patents and patent applications set forth in Schedule A hereto;

               (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

               (iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

               (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

               (v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

          SECTION 2. Supplement to Security Agreement. Schedule VI to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

          SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this Supplement secures the payment of all Obligations of any Credit Party that are now or hereafter existing under or in respect of the Loan Documents and all Lender Hedging Obligations of any Credit Party that are now or hereafter existing, in each case whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this Supplement.

          SECTION 5. Grants, Rights and Remedies. This Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        [NAME OF GRANTOR]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address for Notices:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                                                EXHIBIT G TO THE
                                                              SECURITY AGREEMENT

            FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS

     To:

     Citicorp USA, Inc., as Administrative Agent
     388 Greenwich Street
     New York, NY 10013

     [INSERT NAME OF BENEFICIARY], as Beneficiary
     [____________________]
     [____________________]
     [____________________]

          We refer to the [INSERT ALL IDENTIFYING INFORMATION WITH RESPECT TO RELEVANT LETTER OF CREDIT] (as it may be amended, supplemented or otherwise modified from time to time, the "Letter of Credit. The Letter of Credit has been established in favor of [INSERT NAME OF BENEFICIARY], as beneficiary (the "Beneficiary"), and we are the issuing bank (the "ISSUING BANK") required to give value thereunder pursuant to one [or more] drawing[s] upon the satisfaction of the conditions stated in the Letter of Credit. The liability of the Issuing Bank for action or omissions under the Letter of Credit is governed by the laws of [INSERT RELEVANT JURISDICTION], as chosen by agreement in the Letter of Credit. The signatories to this consent letter are the only persons obligated to give value under the Letter of Credit.

          We confirm that there is no term in the Letter of Credit or other restriction that prohibits, restricts or requires any person's consent to the Beneficiary's assignment of or creation of a security interest in the rights to payment or performance under the Letter of Credit. We hereby consent to and acknowledge the assignment by the Beneficiary of all proceeds of and rights to payment and performance under the Letter of Credit in favor of Citibank USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") pursuant to the Security Agreement dated as of December 20, 2005 executed by the Beneficiary and other parties thereto, as grantors, in favor of the Administrative Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (the "SECURITY AGREEMENT").

          We agree to pay, irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off, all proceeds of the Letter of Credit that would otherwise be paid to the Beneficiary directly to the Administrative Agent to the following account:

                             [____________________]
                             [____________________]
                             [____________________]
                             [____________________]

          We confirm and agree that the Letter of Credit is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Administrative Agent shall have no liability or obligation under or with respect to the Letter of Credit or any document related thereto as a result of this consent letter, the Security Agreement or otherwise.

          This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same consent letter. Delivery of an executed counterpart of a signature page to this consent letter by telecopier shall be effective as delivery of an original executed counterpart of this consent letter.

          This consent letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        [NAME OF ISSUING BANK]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAME OF NOMINATED PERSON]


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The above is acknowledged and agreed to:

[NAME OF GRANTOR/BENEFICIARY]


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Address for Notices:

-------------------------------------

-------------------------------------

-------------------------------------